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                                                                    EXHIBIT 21.1

                     LIST OF SUBSIDIARIES OF CHEROKEE INC.

Name                                               Jurisdiction of Organization
----                                               ----------------------------
1.) SPELL C. LLC, a Delaware limited liability....  Delaware

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